SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 23, 2001
                                                          --------------

               MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                          0-26280                    13-3782225
-------------------              -------------------         -------------------
 (State or other                     (Commission               (IRS Employer
 jurisdiction of                     File Number)              Identification
 incorporation)                                                     Number)


                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 392-5454
                                                           --------------


    -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     Effective March 23, 2001, Morgan Stanley Dean Witter Spectrum Strategic L.P. amended its management agreement with Blenheim Investments, Inc. under which the monthly management fee paid by Spectrum Strategic to Blenheim was reduced from a 4% to a 3% annual rate.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Spectrum Strategic has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Morgan Stanley Dean Witter Spectrum Strategic L.P.


                                         By:   Demeter Management Corporation,
                                               as General Partner



                                         By: /s/ Robert E. Murray
                                             -----------------------------------
                                             Robert E. Murray
                                             President

Dated:  April 25, 2001

                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION
-------                             -----------

10.01 Amendment to Management Agreement between Morgan Stanley Dean Witter Spectrum Strategic L.P. and Blenheim Investments, Inc., dated March 23, 2001